SCHEDULE OF EARNINGS PER SHARE (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Earnings per share [abstract]
Net income	$ 18,115	$ 19,280
Weighted average number of common shares - basic	35,660	35,623
Net income per share – basic	$ 0.51	$ 0.54
Effect of outstanding options and RSUs	518	835
Weighted average number of common shares - diluted	36,178	36,458
Net income per share – diluted	$ 0.50	$ 0.53